Legal Proceedings	12 Months Ended
Dec. 31, 2023
Legal Proceedings [Abstract]
LEGAL PROCEEDINGS

14. LEGAL PROCEEDINGS

Timothy Michaels

On February 24, 2022, Timothy Michaels, the former Chief Operating Officer of the Company, signed a Separation Agreement and Release (the “Separation Agreement”) in connection with the termination of his employment with the Company, which occurred on February 7, 2022.

On May 27, 2022, Mr. Michaels filed a complaint against the Company in the Fourth Judicial District Court, Hennepin County, Minnesota, alleging that the Company breached the February 24, 2022 Separation Agreement by including a restricted “lock-up” legend on shares of the Company’s common stock issued to Mr. Michaels pursuant to the Settlement Agreement. The complaint also included counts alleging breach of the implied covenant of good faith and fair dealing, issuer liability under Minn. Stat. § 336.8-401 for delay in removing or directing the Company’s transfer agent to remove the lock-up legend from the shares, conversion and civil theft.

The Company has denied the allegations and intends to vigorously defend against the lawsuit. The Company made a motion seeking dismissal of the conversion and civil theft counts, which was granted by the Fourth Judicial District Court, Hennepin County, Minnesota on October 31, 2022. On August 9, 2023, the Company moved for summary judgment on Mr. Michaels’ remaining claims. A jury trial commenced on January 23, 2024. During trial, on January 24, 2024, the Company filed a motion for judgement in favor of the Company as a matter of law, which was denied by the Court. On January 25, 2024, the jury in the lawsuit rendered a verdict against the Company awarding damages to Mr. Michaels in the amount of $585,976.25, which is included in settlement payable in the accompanying balance sheet. On February 22, 2024, the Company filed a renewed motion for post-verdict judgment in favor of the Company as a matter of law. On February 26, 2024, the Judge in the lawsuit denied the renewed motion for post-verdict judgment.

Website-related Plaintiff’s Lawsuit

On January 26, 2024, the Company was served with a complaint filed in the United States District Court for the Southern District of New York alleging that the Company has failed to design, construct, maintain and operate its Internet website to be fully accessible to and independently usable by blind or visually-impaired persons, thereby denying blind and visually-impaired persons with equal access to the Company’s goods and services in violation of the Title III of the Americans with Disabilities Act of 1990 and the New York Human Rights Law, the New York Civil Rights Law. On February 16, 2024, the Company filed an Answer to the complaint denying the plaintiff’s allegations and asserting affirmative defenses thereto.

Janelle Anderson Litigation Settlement and Related Founder Share Forfeitures

The Company was a party to an action pending in Hennepin County District Court, captioned Janelle Anderson v. Fresh Vine Wine, Inc., Damian Novak, and Rick Nechio, Court File No. 27-CV-22-11491 (the “Lawsuit”), in which Ms. Anderson alleged, among other things, that the Company terminated her employment in retaliation for reports of alleged wrongdoing pursuant to the Minnesota Whistleblower Act. Defendants also included Damian Novak, former Executive Chairman and a former director of the Company, and Rick Nechio, former interim Chief Executive Officer and a director of the Company. The suit was dismissed on March 6, 2023, with prejudice.

On January 27, 2023, the Company entered into a Global Mutual Compromise, Release and Settlement Agreement (the “Settlement Agreement”) among Ms. Anderson and each of Messrs. Novak and Nechio. Pursuant to the Settlement Agreement, Ms. Anderson agreed to dismiss the Lawsuit with prejudice and to file with the court any and all documents necessary to effect such dismissal with prejudice within five business days after all settlement consideration has been actually received by her, and the parties agreed to general mutual releases. The Company also agreed to indemnify Ms. Anderson and hold her harmless against any liability, civil damages, penalties, or fines claimed against her for any of her actions done within the course and scope of her employment with the Company as required by Minn. Stat. §181.970, and under any applicable insurance policies, including but not limited to any directors and officers policies. The Settlement Agreement also contains a non-disparagement provision.

As consideration for Ms. Anderson’s dismissal and release, and provided that she does not revoke or rescind the Settlement Agreement within prescribed time periods, the Company agreed to make a cash payment to Ms. Anderson in the amount of $1,250,000, less certain attorney fees and relevant taxes and other withholdings, in a lump sum. The Company recouped approximately $805,000 of this cash payment from insurance coverage. The cash payment is in addition to the $400,000 that the Company previously paid to Ms. Anderson in January 2023 in respect of 2022 bonus compensation earned by Ms. Anderson under her employment agreement while employed by the Company. Also as contemplated by the Settlement Agreement, the Company and Ms. Anderson agreed to enter into a consulting agreement (the “Anderson Consulting Agreement”) pursuant to which Ms. Anderson would provide certain consulting services to the Company for a period of six months. As consideration for such services, the Company agreed to grant and issue to Ms. Anderson 500,000 shares of the Company’s common stock (the “Anderson Consulting Shares”) from the Company’s 2021 Equity Incentive Plan (the “Anderson Consulting Share

Grant”). The cash payment and the Anderson Consulting Share Grant were scheduled to be made at the “closing” of the Settlement Agreement (the “Settlement Closing”), subject to Ms. Anderson not revoking or rescinding the Settlement Agreement during the applicable revocation period. The Settlement Closing was completed on February 20, 2023, with prejudice. No additional expense has been recorded during 2023 regarding this matter.

Also pursuant to the Settlement Agreement, Damian Novak, former Executive Chairman and director, resigned as Executive Chairman and removed himself from his management duties with the Company effective February 20, 2023, and has resigned from our board of directors promptly following completion of the subscription rights offering on March 14, 2023. In addition, Rick Nechio, the Company’s former interim Chief Executive Officer and director, resigned from our board of directors effective February 20, 2023.

In conjunction with entering into the Settlement Agreement, Rick Nechio and Damian Novak entered into Agreements to Forfeit Shares of Common Stock (the “Forfeiture Agreements”) pursuant to which each agreed to forfeit and transfer back to the Company without consideration 250,000 shares of common stock of the Company held by them (a total of 500,000 shares), to enable the Company to issue the Anderson Consulting Shares to Ms. Anderson without subjecting the Company’s other stockholders to dilution therefrom (the “Anderson Consulting-related Forfeitures”). The Anderson Consulting-related Forfeitures became effective in connection with the Settlement Closing.